CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Covenant Transport, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best knowledge of the undersigned:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Covenant Transport, Inc. and will be retained by Covenant Transport, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date:    October 27, 2003            /s/ David R. Parker
                                    -------------------------
                                    David R. Parker
                                    Chief Executive Officer


                                     /s/ Joey B. Hogan
                                    -------------------------
                                    Joey B. Hogan
                                    Chief Financial Officer